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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A


                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 22, 1999
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                         CHART HOUSE ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)



Delaware                                  1-9684                33-0147725
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(State of other jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or organization)         File Number)         Identification No.)



640 North LaSalle, Suite 295, Chicago, Illinois                    60610
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code           (312) 266-1100
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         115 South Acacia Avenue, Solana Beach, California  92075-1803
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         (Former name or former address, if changed since last report.)
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     Chart House Enterprises, Inc. (the "Company") hereby amends Item 7 of its
Quarterly Report on Form 10-Q for the period ended March 29, 1999, filed with the Securities and Exchange Commission on May 5, 1999 and files Exhibits 23.1, 99.1, and 99.2. Item 7, as amended, appears below in its entirety. The Asset Purchase Agreement, filed as an exhibit to Form 10-K for the fiscal year ended December 28, 1998, was executed in all material respects as originally filed.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     On April 22, 1999 the Company completed the purchase of the Angelo & Maxie's Steakhouse restaurant business located in New York, New York from Diamond Jim's Steakhouse, L.L.C., an unrelated third party. The acquisition was accounted for under the purchase method of accounting. The purchase was funded with cash in the amount of approximately $12 million representing the acquisition of fixed assets and goodwill. Funding was provided from available credit under the Company's revolving credit facility with BankBoston. The assets purchased were previously used primarily for purposes of operating a restaurant and the Company intends to continue to use them for the same purposes.

     (a)  Financial Statements of Businesses Acquired.

     The financial statements of Diamond Jim's Steakhouse, L.L.C. required by this item are filed as Exhibit 99.1 hereto and are incorporated herein by such reference:

Financial Statements and Independent Auditors' Report for Diamond Jim's Steakhouse, L.L.C. for the year ended December 31, 1998 and the fifty-two weeks ended December 28, 1997.

Financial Statements for Diamond Jim's Steakhouse L.L.C. for the one month and the three months ended March 31, 1999.

     (b)  Pro Forma Financial Information.

     The pro forma financial information required by this item is filed as
Exhibit 99.2 hereto and is incorporated by such reference:

Unaudited Pro Forma Condensed Balance Sheet as of March 29, 1999.

Unaudited Pro Forma Condensed Income Statement for the Year Ended December 28, 1998.

Unaudited Pro Forma Condensed Income Statement for the Quarter Ended March 29, 1999.

Notes to Unaudited Pro Forma Condensed Financial Statements.

     (c)  Exhibits.

     Ex. 23.1 Consent of Independent Public Accountants.
     Ex. 99.1 Audited Financial Statements, Unaudited Financial Statements. Ex. 99.2 Unaudited Pro Forma Financial Information.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CHART HOUSE ENTERPRISES, INC. (Registrant)



Date:  July 2, 1999                   By:  /s/ THOMAS J. WALTERS
                                           --------------------------------

                                      Thomas J. Walters
                                      President and Chief Executive Officer


                                      By:  /s/ WILLIAM M. SULLIVAN
                                           --------------------------------

                                      William M. Sullivan
                                      Executive Vice President and Chief
                                        Financial Officer